Invesco Retail SUP-1 052013
Statutory Prospectus Supplement dated May 20, 2013
The purpose of this supplement is to provide you with changes to the current Statutory Prospectuses for Class A, B, C, R, Y, Investor Class, R5 and R6 Shares, as applicable, of each of the Funds listed below:
Invesco Constellation Fund
Invesco Dynamics Fund
Invesco High Yield Securities Fund
Invesco Leaders Fund
Invesco Leisure Fund
Invesco Municipal Bond Fund
Each Fund will limit public sales of its shares to new investors, effective as of the open of business on May 31, 2013. Shares of each Fund are available for purchase until the close of business on May 30, 2013. All shareholders who have invested in the Fund prior to May 31, 2013 and remain invested in the Fund may continue to make additional investments. Investors should note that a Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
Invesco Retail SUP-1 052013